UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                                FORM 8-K

                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported):

                              May 2, 2017
                              -----------

                      NORTH EUROPEAN OIL ROYALTY TRUST
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


                         Commission File No. 1-8245

               Delaware                             22-2084119
        -----------------------                -----------------------
        (State of organization)                (IRS Employer I.D. No.)


        Suite 19A, 43 West Front Street, Red Bank, N.J.          07701
       ----------------------------------------------------------------
                 (Address of principal executive offices)


                               732-741-4008
            ---------------------------------------------------
            (Registrant's telephone number including area code)


                               Not Applicable
         ------------------------------------------------------------
         Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




                                   -2-


Item 5.02(b).  Departure of Directors or Certain Officers; Election of
               -------------------------------------------------------
               Directors; Appointment of Certain Officers; Compensatory
               --------------------------------------------------------
               Arrangements of Certain Officers.
               ---------------------------------

               On May 2, 2017, Rosalie J. Wolf provided notice of her decision to retire as a Trustee of North European Oil Royalty Trust (the "Trust"), effective May 31, 2017. Ms. Wolf's decision to retire as a Trustee was not the result of any disagreement with the Trust.





                                SIGNATURES
                                ----------


          Pursuant to the requirements of the Securities Exchange Act of

1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    NORTH EUROPEAN OIL ROYALTY TRUST
                                    --------------------------------
                                            (Registrant)



                                    By:    /s/ John R. Van Kirk
                                          ------------------------
                                               John R. Van Kirk
                                               Managing Director


Dated:   May 8, 2017